UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 10, 2026

flyExclusive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 Jetport Road, Kinston, NC	28504
(Address of principal executive offices)	(Zip Code)

252-208-7715

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLYX	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FLYX WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.

On February 10, 2026, flyExclusive, Inc., a Delaware corporation (the “Company”) entered into an At The Market Offering Agreement (the “ATM Agreement”) with Lucid Capital Markets, LLC (the “Agent”) pursuant to which the Company may offer and sell shares of the Company’s Class A common stock, $0.0001 par value per share (“Common Stock”), from time to time, to or through the Agent, acting as sales agent or principal.

The offer and sale of shares of Common Stock through the Agent will be made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-287720) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on June 30, 2025, and a related prospectus supplement filed with the SEC on February 10, 2026 pursuant to Rule 424(b) (the “Prospectus Supplement”) under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Prospectus Supplement, the Company may offer and sell up to a maximum of $6,917,931 of shares of Common Stock under the ATM Agreement.

Under the ATM Agreement, the Company may offer and sell shares of Common Stock through the Agent by any method deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act, including block trades, sales made in ordinary brokers’ transactions, sales made directly on or through the NYSE American LLC, sales made to or through a market maker other than on an exchange or otherwise, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law. The Agent has agreed to use commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such shares in accordance with the Company’s instructions (including as to price, time or size limit or other parameters or conditions the Company may impose). The Company will pay the Agent a commission of 2.5% of the gross sales price of any shares of Common Stock sold under the ATM Agreement. The Company has also provided the Agent with customary indemnification rights and has agreed to reimburse the Agent for certain specified expenses up to $65,000, plus up to $5,000 per quarter while the ATM Agreement remains in effect. The ATM Agreement may be terminated by the Company at any time upon five (5) business days’ prior written notice to the Agent, or by the Agent at any time.

Under the terms of the ATM Agreement, the Company may also sell shares of Common Stock to the Agent as principal for its own accounts. If the Company sells shares of Common Stock to the Agent as principal, the Company will enter into a separate agreement with the Agent setting forth the terms of such transaction. In connection with the sale of the shares of Common Stock on the Company’s behalf, the Agent may be deemed an “underwriter” within the meaning of the Securities Act and the compensation paid to the Agent may be deemed to be underwriting commissions or discounts.

The Company is not obligated to sell, and the Agent is not obligated to buy or sell, any shares of Common Stock under the ATM Agreement. Neither the Company nor the Agent can provide any assurance that the Company will sell any shares under the ATM Agreement, or, if sold, as to the price or amount of shares that may be sold or the dates when such sales may take place.

Under the terms of the ATM Agreement, the Company will not issue or sell through the Agent such number or dollar amount of shares of Common Stock that would exceed: (i) the number or dollar amount of shares of Common Stock registered and available on the Registration Statement, (ii) the number of authorized but unissued shares of Common Stock, or (iii) the number or dollar amount of shares of Common Stock permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable).

The foregoing description of the ATM Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ATM Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The legal opinion of Wyrick Robbins Yates & Ponton LLP relating to the Common Stock being offered pursuant to the ATM Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

On February 10, 2026, the Company and Lucid Capital Markets, LLC, as representative of the underwriters named in the underwriting agreement dated January 9, 2026 (the “Underwriting Agreement”), entered into an amendment to the Underwriting Agreement terminating the underwriters’ 45-day over-allotment option to purchase up to an additional 222,833 shares of Common Stock. The amendment to the Underwriting Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The shares of Common Stock to be sold under the ATM Agreement, if any, will be issued and sold pursuant to the Registration Statement and the Prospectus Supplement related thereto.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Document
1.1	At the Market Offering Agreement, dated February 10, 2026, by and between flyExclusive, Inc. and Lucid Capital Markets, LLC.
5.1	Opinion of Wyrick Robbins Yates & Ponton LLP.
10.1	Amendment No. 1 to Underwriting Agreement dated February 10, 2026.
23.1	Consent of Wyrick Robbins Yates & Ponton LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2026

FLYEXCLUSIVE, INC.

By:	/s/ Thomas James Segrave, Jr.
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman